Notes to the statement of cash flows	12 Months Ended
Dec. 31, 2017
Cash Flow Statement [Abstract]
Notes to the statement of cash flows
Notes to the statement of cash flows
Significant non-cash expenses for the year ended December 31, 2017 mainly consist of unrealized foreign currency gains on our USD Term Loan amounting to EUR 12,834k (net of offsetting effects due to the hedge of an net investment in a foreign operation) due to the Euro appreciating against the U.S. Dollar from 1.0541 USD/EUR as at December 31, 2016 to 1.1993 USD/EUR as at December 31, 2017 and amortization of capitalized transaction costs of EUR 4,123k. Additions to property, plant and equipment unpaid as at December 31 are reflected in trade payables.
For the year ended December 31, 2016 the unrealized foreign exchange rate losses on the Term Loan amounted to EUR 3,283k (net of offsetting effects due to the hedge of an net investment in a foreign operation) due to a decrease of USD foreign exchange rate from 1.0887 USD/EUR as at December 31, 2015 to 1.0541 as at December 31, 2016. Additionally, amortized capitalized transaction expenses for term loans amounted to EUR 3,810k. Additions to property, plant and equipment unpaid as at December 31 are reflected in trade payables.
For the year ended December 31, 2015 the unrealized foreign exchange rate loss on the Term Loan amounted to EUR 16,553k (net of offsetting effects due to the hedge of an net investment in a foreign operation) due to a decrease of USD foreign exchange rate from 1.2141 USD/EUR as at December 31, 2014 to 1.0887 as at December 31, 2015. Additionally, amortized capitalized transaction expenses for term loans amounted to EUR 4,804k. Additions to property, plant and equipment unpaid as at December 31 are reflected in trade payables.